                                                                    Exhibit 10.7

--------------------------------------------------------------------------------

                              CONCORD CAMERA CORP.
                  FLEXIBLE PERQUISITE SPENDING ACCOUNT PROGRAM
                               FOR KEY EXECUTIVES

--------------------------------------------------------------------------------


1.       Purpose

The Flexible Perquisite Spending Account Program for Key Executives (the "Program") of Concord Camera Corp. (the "Company") has been designed to offer executive benefits that consider executives' personal needs by providing "choice" in selecting perquisites. The Program enables Key Executives (as defined herein) to avail themselves of those perquisites most suitable to his/her individual needs utilizing a Flexible Perquisite Spending Account (the "Account").

2.       Effective Date

The Program is first effective for fiscal year 2002 (July 1, 2001 through June 29, 2002 inclusive) and shall continue thereafter for each consecutive fiscal year until terminated.

3.       Participation

Ira B. Lampert, the Chief Executive Officer, Keith L. Lampert, the Executive Vice President and Director of Worldwide Operations, and Brian F. King, the Senior Executive Vice President and Chief Operating Officer, shall automatically participate in the Program irrespective of any subsequent changes to their titles and/or changes in the office(s) they hold with the Company, but only for so long as they continue to meet the requirements set forth in subparagraph 1 of this Section 3. Within 180 days after the commencement of each fiscal year, the Chief Executive Officer shall designate the additional Key Executives who may participate in the Program for such fiscal year.

In addition to the executive officers described in the immediately preceding paragraph, "Key Executive" shall mean those officers who have been:

         1. designated by the Company's Board of Directors as an "executive officer" of the Company and as an "officer" for purposes of
              Section 16 of the Securities Exchange Act of 1934, as amended; and

         2. determined by the Chief Executive Officer to be a key executive of the Company.

4.       Flexible Qualifying Perquisite Spending Account

An Account of $10,000 will be established on behalf of each participating executive for each fiscal year. The participating executive may use the Account for certain perquisites described in Section 5 and Appendix A ("Qualifying Perquisites"). The Account operates on a fiscal year cash basis, and any unused amounts in the account at the end of the fiscal year will be forfeited. Unused amounts are not available in cash nor are they available for carry-over to the next fiscal year (i.e., the Account operates on a "use it or lose it" basis). However, any expenses incurred during the fiscal year for Qualifying Perquisites and not fully reimbursed by the end of the fiscal year will be promptly reimbursed in the next fiscal year and debited against the Account for the prior fiscal year. If, in the event, Qualifying Perquisite expenses are not fully reimbursed by the end of the fiscal year and these expenses exceed the $10,000 limit, no more than $10,000 of the amount exceeding the $10,000 limit will be reimbursed in the next fiscal year and debited against the participating executive's Account for the next fiscal year; provided, however, that the participating executive must continue to be a Key Executive at the time such reimbursement is to be made. Qualifying Perquisite expenses exceeding the $10,000 per fiscal year limit may not, under any circumstances, be carried over beyond the fiscal year immediately following the one in which they were incurred.

5.       Qualifying Perquisites

Appendix A contains a list of Qualifying Perquisites for which each participating executive will receive reimbursement from their Account. A brief description of the Qualifying Perquisites and their anticipated tax treatment are also included. As a general matter, reimbursements for Qualifying Perquisites will be treated as income to the participating executive unless otherwise noted, and the Company will not reimburse the participating executive for the taxes associated with such imputed income. If, however, the Qualifying Perquisite is either fully or partially related to the participating executive's performance of business for the Company, the portion of the cost of the Qualifying Perquisite related to such business use generally will not be imputed as taxable income to the executive, as summarized in Appendix A. In order to exclude such amounts from income, however, the executive must submit additional documentation with respect to such items as detailed in Appendix A.

APPENDIX A GENERALLY DESCRIBES THE PRINCIPAL FEDERAL (BUT NOT STATE OR LOCAL) INCOME TAX CONSEQUENCES OF THE RECEIPT OF PERQUISITES UNDER THE PROGRAM. HOWEVER, THIS SUMMARY IS GENERAL IN NATURE AND NOT INTENDED TO COVER ALL TAX CONSEQUENCES THAT MAY APPLY TO A PARTICULAR EXECUTIVE. EACH PARTICIPATING EXECUTIVE SHOULD CONSULT WITH HIS OR HER OWN TAX PROFESSIONAL TO ASCERTAIN THEIR SPECIFIC TAX SITUATION WITH RESPECT TO BENEFITS RECEIVED UNDER THE PROGRAM.

6.       Submission of Qualifying Perquisite Expenses for Reimbursement

In order to receive reimbursement from his or her Account for a Qualifying Perquisite, the participating executive must submit the documents and information specified in Appendix A, as appropriate, to his or her immediate direct report for approval within 90 days of incurring the Qualifying Perquisite expense. Reimbursement claims for all Qualifying Perquisite expenses incurred during the fiscal year must be submitted within 90 days of the end of such fiscal year in order to be eligible for reimbursement under the Program.

7.       Reimbursement Payments

Reimbursements will not be made to the executive for any amount exceeding $10,000 in any fiscal year. Within two (2) weeks after the executive submits an expense report for a Qualifying Perquisite expense(s) which has been approved by his or her direct report, the Company will make payment to and reimburse the executive, at which time the executive's Account will be debited for such amount, provided, however, that to the extent that the total of an executive's Qualifying Perquisite expenses for a fiscal year exceeds $10,000, payment and/or reimbursement for the carried-over expense amount shall be made within two (2) weeks of the commencement of the next fiscal year and debited to the executive's Account for the next fiscal year; provided, however, that the participating executive must continue to be a Key Executive at the time such reimbursement is to be made.

8.       Termination of Employment

If a participating executive's employment is terminated for any reason (or for no reason), the Company will make payment to or reimburse the executive (or the executive's legal representative or estate, as appropriate) for only those Qualifying Perquisite expenses incurred prior to the effective date of the executive's termination of employment. Within sixty (60) days of the executive's termination of employment with the Company, the executive will submit to the Company an expense report for any unpaid Qualifying Perquisite expenses, subject to the requirements of Sections 4, 5, 6 and 7 above.

9.       Miscellaneous

The Program does not create or give any contractual rights to any employee, nor is it evidence of any contract or covenant of employment. The Company reserves the right to modify, revoke, suspend or change the Program at any time and from time to time, in its sole discretion. This information is the property of the Company and should not be reproduced, distributed or disclosed to persons or entities outside the Company without the prior express written permission of the Chief Executive Officer of the Company.

                      APPENDIX A - QUALIFYING PERQUISITES
                      ------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Anticipated Tax Treatment of          Required Documentation
            Qualifying Perquisite                   Reimbursement from Account            for Reimbursement (1)
-----------------------------------------------------------------------------------------------------------------------------------
Income Tax Preparation. Services                    Includible in the executive's         o Copy of paid invoice outlining
may range from completion of                        taxable income. To the extent           the date(s) of service, amount
annual tax returns to complete                      that the value of these services        paid and description of services
tax planning advice.                                and other itemized deductions           rendered.
                                                    exceed 2% of the executive's
                                                    adjusted gross income, the
                                                    executive may be able to take a
                                                    deduction for such expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Financial Counseling. Includes                      Includible in the executive's         o Copy of paid invoice outlining
financial advisory services on                      taxable income. To the extent           the date(s) of service, amount
personal matters and attendance                     that the value of these services        paid and description of services
at personal investing seminars.                     and other itemized deductions           rendered.
                                                    exceed 2% of the executive's
                                                    adjusted gross income, the
                                                    executive may be able to take a
                                                    deduction for such expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Estate Planning. Includes                           Includible in the executive's         o Copy of paid invoice outlining
personal estate planning                            taxable income. To the extent           the date(s) of service, amount
services.                                           that the value of these services        paid and description of services
                                                    and other itemized deductions           rendered.
                                                    exceed 2% of the executive's
                                                    adjusted gross income, the
                                                    executive may be able to take a
                                                    deduction for such expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Airline Club Membership.                            Includible in executive's             o Copy of paid invoice outlining
Includes annual fee for                             taxable income to the extent not        the date of purchase of
membership in any airline club,                     business related.                       membership(s), amount paid and
not otherwise provided to the                                                               name of airline.
executive by the Company.
                                                                                          o If membership is used
                                                                                            partially or wholly for business
                                                                                            related travel and meetings,
                                                                                            specify the percentage of time
                                                                                            membership benefits are used for
                                                                                            business related travel or
                                                                                            meetings.
-----------------------------------------------------------------------------------------------------------------------------------
Health Club and/or Country Club                     Generally includible in               o Copy of paid invoice outlining
Membership and Expenses.                            executive's taxable income.             the date(s) of purchase of
Includes fees associated with                       Certain entertainment expenses          membership(s), amount paid and
membership and other                                may be excluded from executive's        name and type of club.
miscellaneous club fees and                         taxable income to the extent
expenses, not otherwise provided                    they are business related.            o If any expenses (other than
to the executive by the Company.                                                            membership fees) are associated
                                                                                            with entertaining clients and/or
                                                                                            business meetings (i.e.,
                                                                                            business lunches or golf games
                                                                                            at a country club), specify the
                                                                                            date, time and place of expense
                                                                                            incurred, the type of
                                                                                            entertainment, the person(s)
                                                                                            being entertained, the nature of
                                                                                            the business discussions, and
                                                                                            the relationship to company
                                                                                            business.

-----------------------------------------------------------------------------------------------------------------------------------

                 -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Anticipated Tax Treatment of          Required Documentation
            Qualifying Perquisite                   Reimbursement from Account            for Reimbursement (1)
-----------------------------------------------------------------------------------------------------------------------------------
Home Security System. Includes                      Generally includible in               o Copy of paid invoice outlining
costs associated with security                      executive's taxable income              date(s) of purchase of security
guards, metal detectors, alarms                     unless executive can show a             items, amount paid and a
or similar methods of                               "bona fide business-orientated          description of the item.
controlling access to the                           security concern" (i.e., the
executive's residence.                              executive's safety has been
                                                    threatened and he or she
                                                    requires regular surveillance).
-----------------------------------------------------------------------------------------------------------------------------------
Home Computer. Includes costs                       Includible in executive's             o Copy of paid invoice outlining
associates with purchase and                        taxable income to the extent not        date(s) of purchase of home
maintenance of home computer and                    business related.                       computer or accessories, amount
computer related accessories,                                                               paid and description of item.
not otherwise provided to the
executive by the Company.                                                                 o If item is used wholly or
                                                                                            partially for business related
                                                                                            functions, specify portion of
                                                                                            use that will be dedicated to
                                                                                            solely business related
                                                                                            activities.
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment. Includes                      Includible in executive's             o Copy of paid invoice outlining
purchases of personal electronic                    taxable income to the extent not        date(s) of purchase of
equipment, including fax                            business related.                       electronic equipment, amount
machines, printers, PDAs, cell                                                              paid and description of
phones, etc., not otherwise                                                                 equipment.
provided to the executive by the
Company.                                                                                  o If item is used wholly or
                                                                                            partially for business related
                                                                                            functions, specify portion of
                                                                                            use that will be dedicated to
                                                                                            solely business related
                                                                                            activities.
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Expenses As                           Generally includible in income,       o Copy of paid invoice outlining
Approved In Advance by CEO.                         unless business related.                date(s) of purchase of item,
Executives may be reimbursed for                                                            amount paid and description of
other Qualifying Perquisite                                                                 item.
items other than those listed
above if such expenses are
approved in advance by the CEO
in his sole discretion.
-----------------------------------------------------------------------------------------------------------------------------------

(1) The required documentation for reimbursement must be submitted in support of expense reports and reimbursement payments as provided for in paragraphs six (6) and seven (7) of the Flexible Perquisite Spending Account Program Document.